Exhibit 4.5

THIRD SUPPLEMENTAL INDENTURE

THIRD SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”) dated as of May 11, 2015 by and among Playa Resorts Holding B.V., besloten vennootschap met beperkte aanspra-kelijkheid incorporated under the laws of the Netherlands (the “Company”), the entities named as Guarantors on the signature pages hereto (the “Guarantors”) and The Bank of New York Mellon Trust Company, N.A., a national banking association, as trustee under the Indenture referred to below (the “Trustee”).

W I T N E S S E T H:

WHEREAS, the Company and the Guarantors have heretofore executed and delivered to the Trustee an indenture, dated as of August 9, 2013 (the “Base Indenture”), as supplemented by the First Supplemental Indenture dated as of August 13, 2013 (the “First Supplemental Indenture”) and the Second Supplemental Indenture dated as of February 26, 2014 (the “Second Supplemental Indenture” and, together with the Base Indenture and the First Supplemental Indenture, the “Indenture”) providing for the issuance of the Company’s 8.000% Senior Notes due 2020 (the “Notes”);

WHEREAS, pursuant to and on the date of the Base Indenture, the Company initially issued $300,000,000 aggregate principal amount of its 8.000% Senior Notes due 2020 (the “Initial Notes”);

WHEREAS, pursuant to and on the date of the Second Supplemental Indenture, the Company issued $75,000,000 aggregate principal amount of its 8.000% Senior Notes due 2020 (the “Second Notes,” and with the Initial Notes, the “Existing Notes”);

WHEREAS, Section 2.15 of the Base Indenture provides that the Company may, from time to time and in accordance therewith, create and issue Additional Notes (as defined in the Base Indenture) under the Base Indenture;

WHEREAS, the Company wishes to issue an additional $50,000,000 aggregate principal amount of its 8.000% Senior Notes due 2020 as Additional Notes (the “New Notes”);

WHEREAS, Section 9.01(l) of the Base Indenture provides that, without the consent of any Holders of a Note, the Company, the Guarantors and the Trustee may amend or supplement the Base Indenture to provide for the issuance of Additional Notes and Subsidiary Guarantees in accordance with the limitations set forth in the Base Indenture;

WHEREAS, the Company and the Guarantors are authorized to execute and deliver this Supplemental Indenture;

WHEREAS, pursuant to Section 9.01 of the Base Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture;

WHEREAS, the Company hereby requests that the Trustee join with the Company and the Guarantors in the execution of this Supplemental Indenture and the Company has provided the Trustee with an Officers’ Certificate and the minutes of the meeting its Board of Directors recorded in writing and the resolutions contained therein authorizing the execution of and approving this Supplemental Indenture; and

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WHEREAS, all covenants, conditions and requirements necessary for the execution and delivery of this Supplemental Indenture have been done and performed, and the execution and delivery hereof has been in all respects authorized.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

1. Defined Terms. Capitalized terms not otherwise defined herein have the meanings set forth in the Base Indenture. The words “herein,” “hereof’ and “hereby” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

2. Amount of New Notes. The aggregate principal amount of New Notes to be authenticated and delivered under this Supplemental Indenture on May 11, 2015 is $50,000,000.

3. Terms of New Notes. The New Notes are to be issued as Additional Notes under the Indenture and shall:

a.	be issued as part of the existing series of Existing Notes under the Indenture, and the New Notes and the Existing Notes shall be a single class for all purposes under the Indenture, including, without limitation, with respect to voting, waivers, amendments, redemptions and offers to purchase;

b.	be issued on May 11, 2015 at an issue price of 103% of the principal amount, and will accrue interest from February 15, 2015;

c.	be issuable in whole in the form of one or more Global Notes to be held by the Depositary and in a substantially similar form, including appropriate transfer restriction legends, provided in Exhibit A to the Base Indenture; and

d.	bear the CUSIP number of 72812R AA5 and ISIN number of US72812RAA59.

4. Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended and supplemented hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

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5. No Recourse Against Others. No past, present or future director, officer, employee, manager, incorporator, agent or holder of any Equity Interests in the Company or of any Guarantor or any direct or indirect parent corporation, as such, shall have any liability for any obligations of the Company or the Guarantors under the Notes, the Guarantees, the Base Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. Such waiver may not be effective to waive liabilities under the federal securities laws.

6. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW OR ANY SUCCESSOR TO SUCH STATUTE). BY THE EXECUTION AND DELIVERY OF THIS SUPPLEMENTAL INDENTURE, EACH OF THE COMPANY AND THE GUARANTORS SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR NEW YORK STATE COURT SITTING, IN EACH CASE, IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK, THE UNITED STATES OF AMERICA IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE OR THE NOTES.

7. Severability. In case any one or more of the provisions in this Supplemental Indenture shall be held invalid, illegal or unenforceable in any jurisdiction, in any respect for any reason, the validity, legality and enforceability of any such provision in every other jurisdiction and in every other respect, and of the remaining provisions, shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.

8. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Supplemental Indenture. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or email (in PDF format or otherwise) shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or email (in PDF format or otherwise) shall be deemed to be their original signatures for all purposes.

9. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction thereof.

10. The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity, sufficiency or adequacy of this Supplemental

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Indenture or of the New Notes or for or in respect of the statements or recitals contained herein or in the New Notes (except in the Trustee’s certificate of authentication), all of which recitals are made solely by the Company and the Guarantors and the Trustee assumes no responsibility for their correctness. The Trustee shall not be accountable for the use or application by the Company of New Notes or of the proceeds thereof.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PLAYA RESORTS HOLDING B.V.

/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Managing Director A

Name:
Title:

PLAYA HOTELS & RESORTS B.V.

/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Executive Director

PLAYA H&R HOLDINGS B.V.
As Guarantor

/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Managing Director A

Name:
Title:

HOTEL GRAN PORTO REAL B.V.
As Guarantor

/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Managing Director

/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Managing Director A of Playa Resorts Holding B.V. (as its Managing Director)

[Signature Page to the Supplemental Indenture]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PLAYA RESORTS HOLDING B.V.

Name:
Title:

/s/ P.M. Blote		/s/ Jules de Kom

Name:	P.M. Blote	Jules de Kom
Title:	Managing Director	Managing Director

PLAYA HOTELS & RESORTS B.V.

Name:
Title:

PLAYA H&R HOLDINGS B.V.
As Guarantor

Name:
Title:

/s/ P.M. Blote		/s/ Jules de Kom

Name:	P.M. Blote	Jules de Kom
Title:	Managing Director	Managing Director

HOTEL GRAN PORTO REAL B.V.
As Guarantor

Name:
Title:

/s/ P.M. Blote

Name:
Title:

[Signature Page to the Supplemental Indenture]

HOTEL ROYAL CANCUN B.V.
As Guarantor

/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Managing Director

/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Managing Director A of Playa Resorts Holding B.V. (as its Managing Director)

HOTEL GRAN CARIBE REAL B.V.
As Guarantor

/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Managing Director

/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Managing Director A of Playa Resorts Holding B.V. (as its Managing Director)

HOTEL ROYAL PLAYA DEL CARMEN B.V.
As Guarantor

/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Managing Director

/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Managing Director A of Playa Resorts Holding B.V. (as its Managing Director)

PLAYA RIVIERA MAYA B.V.
As Guarantor

/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Managing Director A

/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Managing Director A of Playa Resorts Holding B.V. (as its Managing Director B)

[Signature Page to the Supplemental Indenture]

HOTEL ROYAL CANCUN B.V.
As Guarantor

Name:
Title:

/s/ P.M. Blote

Name:
Title:

HOTEL GRAN CARIBE REAL B.V.
As Guarantor

Name:
Title:

/s/ P.M. Blote

Name:
Title:

HOTEL ROYAL PLAYA DEL CARMEN B.V.
As Guarantor

Name:
Title:

/s/ P.M. Blote

Name:
Title:

PLAYA RIVIERA MAYA B.V.
As Guarantor

Name:
Title:

/s/ P.M. Blote

Name:
Title:

[Signature Page to the Supplemental Indenture]

PLAYA CABOS B.V.
As Guarantor

/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Managing Director A

/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Managing Director A of Playa Resorts Holding B.V. (as its Managing Director B)

PLAYA ROMANA B.V.
As Guarantor

/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Managing Director A

/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Managing Director A of Playa Resorts Holding B.V. (as its Managing Director B)

PLAYA PUNTA CANA HOLDING B.V.
As Guarantor

/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Managing Director A

/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Managing Director A of Playa Resorts Holding B.V. (as its Managing Director B)

PLAYA GRAN, S. DE R.L. DE C.V.

/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Attorney-in-fact

[Signature Page to the Supplemental Indenture]

PLAYA CABOS B.V.
As Guarantor

Name:
Title:

/s/ P.M. Blote

Name:
Title:

PLAYA ROMANA B.V.
As Guarantor

Name:
Title:

/s/ P.M. Blote

Name:
Title:

PLAYA PUNTA CANA HOLDING B.V.
As Guarantor

Name:
Title:

/s/ P.M. Blote

Name:
Title:

PLAYA GRAN, S. DE R.L. DE C.V.

Name:
Title:

[Signature Page to the Supplemental Indenture]

GRAN DESIGN & FACTORY, S. DE R.L. DE C.V.
As Guarantor

/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Attorney-in-fact

DESARROLLOS GCR, S. DE R.L. DE C.V.
As Guarantor

/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Attorney-in-fact

INMOBILARIA Y PROYECTOS TRPLAYA, S. DE R.L. DE C.V.
As Guarantor

/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Attorney-in-fact

PLAYA RMAYA ONE, S. DE R.L. DE C.V.
As Guarantor

/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Attorney-in-fact

PLAYA CABOS BAJA, S. DE R.L. DE C.V.
As Guarantor

/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Attorney-in-fact

[Signature Page to the Supplemental Indenture]

PLAYA ROMANA MAR B.V.
As Guarantor

/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Managing Director A

/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Managing Director A of Playa Resorts Holding B.V. (as its Managing Director B)

PLAYA CANA B.V.
As Guarantor

/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Managing Director A

/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Managing Director A of Playa Resorts Holding B.V. (as its Managing Director B)

INVERSIONES VILAZUL S.A.S.
As Guarantor

/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	President-Administrator

PLAYA HALL JAMAICAN RESORT LIMITED
As Guarantor

/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Director

[Signature Page to the Supplemental Indenture]

PLAYA ROMANA MAR B.V.
As Guarantor

Name:
Title:

/s/ P.M. Blote

Name:
Title:

PLAYA CANA B.V.
As Guarantor

Name:
Title:

/s/ P.M. Blote

Name:
Title:

INVERSIONES VILAZUL S.A.S.
As Guarantor

Name:
Title:

PLAYA HALL JAMAICAN RESORT LIMITED
As Guarantor

Name:
Title:

[Signature Page to the Supplemental Indenture]

HOTEL CAPRI CARIBE, S. DE R.L. DE C.V.
As Guarantor

/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Attorney-in-fact

CAMERON DEL CARIBE, S. DE R.L. DE C.V.
As Guarantor

/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Attorney-in-fact

CAMERON DEL PACIFICO, S. DE R.L. DE C.V.
As Guarantor

/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Attorney-in-fact

BD REAL RESORTS, S. DE R.L. DE C.V.
As Guarantor

/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Attorney-in-fact

ROSE HALL JAMAICA RESORT B.V.
As Guarantor

/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Managing Director

/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Managing Director A of Playa Resorts Holding B.V. (as its Managing Director)

[Signature Page to the Supplemental Indenture]

HOTEL CAPRI CARIBE, S. DE R.L. DE C.V.
As Guarantor

Name:
Title:

CAMERON DEL CARIBE, S. DE R.L. DE C.V.
As Guarantor

Name:
Title:

CAMERON DEL PACIFICO, S. DE R.L. DE C.V.
As Guarantor

Name:
Title:

BD REAL RESORTS, S. DE R.L. DE C.V.
As Guarantor

Name:
Title:

ROSE HALL JAMAICA RESORT B.V.
As Guarantor

Name:
Title:

/s/ P.M. Blote

Name:
Title:

[Signature Page to the Supplemental Indenture]

IC SALES, LLC
As Guarantor

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Manager

PERFECT TOURS N.V.
As Guarantor

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A

RIVIERA PORTO REAL, S. DE R.L. DE C.V.
As Guarantor

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-fact

THE ROYAL CANCUN, S. DE R.L. DE C.V.
As Guarantor

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-fact

HOTEL GRAN CARIBE REAL, S. DE R.L. DE C.V.
As Guarantor

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-fact

[Signature Page to the Supplemental Indenture]

ROYAL PORTO, S. DE R.L. DE C.V.
As Guarantor

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-fact

[Signature Page to the Supplemental Indenture]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
As Trustee

By:	/s/ Teresa Petta
	Name:	Teresa Petta
	Title:	Vice President

[Signature Page to the Supplemental Indenture]